Slide 1

Meredith CORPORATION

Delivering Content Across Multiple Media Platforms

Credit Suisse Media and Telecom Week - December 5, 2006

Steve Lacy:

Good morning. We thank Bill Drewery and Debra Swartz for inviting us to this conference. We appreciate the opportunity to update you about Meredith.

Let me introduce my Meredith colleagues with me today:

Suku Radia, Chief Financial Officer, and

Cindy Schaus, Director of Investor Relations.

Slide 2

Safe Harbor

This presentation and management's public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management's current knowledge and estimates of factors affecting the Company's operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast pacings, publishing advertising revenues, along with the Company's earnings per share outlook for the second quarter of fiscal 2007 and the full fiscal year.

Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company's industries; unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Meredith CORPORATION

This presentation contains forward-looking statements. I won't read the text of this slide, but it is important to remind you there are a number of factors that may affect our business and results.

This presentation includes references to non-GAAP financial measures such as EBITDA. Financial statements and tables that reconcile GAAP results and non-GAAP measures are posted on our web site.

Slide 3

Meredith Footprint

- 26 subscription magazines
- 200 special interest publications
- Marketing relationships with America's leading companies
- 400 books
- 85 million-name database
- 14 television stations
- 30 web sites

Meredith CORPORATION

Many people know Meredith best through our magazines. We produce some of the most widely read publications in the country, including one of the most recognized brands in our industry: Better Homes and Gardens.

Better Homes and Gardens continues to be a powerhouse in terms of brand and consumer reach. The stability and power of this brand provides a great foundation to expand our extensive media and marketing footprint.

Our footprint is comprised of 26 subscription magazines, which include Parents, Ser Padres, Child, Fitness and Family Circle - titles we acquired from Gruner + Jahr last year. Our latest magazine acquisition is ReadyMade - a multimedia brand targeting adults in their 20s and 30s. We also publish another 200 special interest publications annually that are sold at supermarkets and home centers.

We further leverage our talent and expertise by creating marketing programs for corporate clients including Principal Financial Group, John Deere, Nestlé and Jeep. To broaden our capabilities, we recently acquired a dynamic online marketing company, O'Grady Meyers.

In addition, we have a terrific book publishing business with 400 titles in print, and an 85 million name consumer database with an average of 300 data points per name. It represents the largest database among media companies in the country.

We also own 14 broadcast television stations located in some of the fastest-growing markets across the U.S.

I will share more insight into our Publishing and Broadcasting businesses throughout this presentation. But first, I would like to highlight another key aspect of our media footprint: our growing Internet presence.

Slide 4

Online Footprint:

- 30 web sites
  - —17 Publishing
  - —13 Broadcasting
- 10 million unique visitors per month
- 125 million page views per month
- Web-based marketing initiatives

SONY
What's Baby Thinking?
editors' picks
community

Meredith CORPORATION

We have built a strong Internet business in both Publishing and Broadcasting that leverages our recognized brands.

We operate 30 web sites across the company with 17 in Publishing and 13 in Broadcasting. On average, approximately 10 million unique visitors come to our sites and view about 125 million pages each month.

As consumer acceptance and interactive marketing budgets continue to grow, we are well-positioned to serve this expanding business opportunity.

We are also executing a targeted strategy to increase our online marketing capabilities. I'll discuss that in more detail in a few minutes.

Slide 5

Consistent Growth Strategy

Broadening Media & Marketing Footprint

Driving Revenue Growth

Capturing Margin Upside

Increasing Shareholder Return

Meredith CORPORATION

We consistently expand our media and marketing leadership. We are delivering continual growth through three overarching objectives:

First, we are expanding our market reach by delivering rich content across multiple media platforms.

Second, we are driving revenue growth beyond traditional advertising through our Integrated Marketing programs, our Book business, and our Licensing activities.

Third, we are capturing the margin upside present within both of our operating groups, which I will discuss in more depth later.

Finally, we are off to a great start in fiscal 2007, building on the solid financial foundation that has produced strong EPS growth over the last several years. We are committed to increasing shareholder value over time.

Slide 6

Powerful Magazine Portfolio

Home	Family	Personal Development

Country Home
do it YOURSELF
Traditional Home
holiday cooking
WITH AMERICA'S TOP CHEFS
114 chef-tested recipes
Better Homes and Gardens
Easy Holiday Baking
Flea-Market Style

FamilyCircle
How to Raise Creative Kids
Ser Padres
Enséñeles a portarse bien
child
american baby
Parents
TOY GUIDE
TACKLE TANTRUMS

Ladies' Home Journal
mujer
fitness
Your Perfect Body Plan
Ab, Butt & Thigh Moves
More
ANTIAGING MAKEUP: QUICK FIXES FOR LIPS + EYES
SPIRIT
CONFIDENCE
STYLE
CELEBRATE YOUR LIFE AFTER 40
Dress-up for Grown-ups
At 45 and on top
JULIA LOUIS-DREYFUS gets the last laugh

Meredith CORPORATION

We are the leading publisher serving women - from new home owners to new mothers to affluent empty nesters - we reach consumers across the spectrum of life stages.

We provide information and inspiration that fuels their key passions: home, family, and personal development.

In Better Homes and Gardens, Ladies' Home Journal, Family Circle, and Parents, we have four of the most recognized brands in the magazine industry. Many of our other titles have tremendous potential, especially More, American Baby, Fitness, and Siempre Mujer - our new Spanish-language, lifestyle magazine for Hispanic women.

Better Homes and Gardens has developed a successful lineup of special interest publications, which are sold primarily at the newsstand. They focus on specific subject areas including cooking, gardening, decorating, building, crafts, and holidays. They are sold at retail outlets where our home and family publications perform the best - including home centers such as The Home Depot and Lowe's. We sell over 20 million Special Interest Publications annually.

Slide 7

Meredith Reaches Women

	Monthly Female Reach	Total Circulation
Meredith	**75 million**	**28.3 million**
Time, Inc.	64 million	44.5 million
Hearst	53 million	23.7 million
Condé Nast	40 million	21.5 million

Meredith CORPORATION

Sources: Mediamark Research, Inc; Audit Bureau of Circulation

We hold the leading position serving the female audience, reaching 75 million women monthly - easily surpassing the female reach of Time, Hearst and Conde Nast.

Companies interested in reaching the largest audience of women in America can turn to Meredith.

Slide 8

Margin Improvement Opportunity

EBITDA Margin

20%
0%
Mid-Single Digits
Low-Double Digits
Mid-to-High Teens
2005
2006
3 to 5 Year Horizon

fitness
Make over your body
Parents
child
BEST-EVER BIRTHDAY PARTY PLANNER
Padres
FamilyCircle
Flea Market Finds

Meredith CORPORATION

Parents, Family Circle, Fitness, Child and *Ser Padres operating profit margin*

We have made strategic acquisitions extending our reach to younger women and the rapidly-growing Hispanic market.

On July 1, 2005, we acquired Parents, Child, Fitness, Family Circle and Ser Padres for $350 million from Gruner + Jahr - the most significant Publishing acquisition in our 104-year history. At the time of purchase, the acquired magazines had an EBITDA margin in the mid-single digits. One year later, the acquired magazines are outperforming our original expectations. They generated revenues of $316 million and EBITDA of nearly $40 million, or an EBITDA margin of 12.5 percent in fiscal 2006.

Looking to the intermediate term, we believe that we can improve their operating profit margin to the mid-to-high teens, which is comparable to the margin of most of our other titles. The precise timing will be dependent on how quickly we can improve the circulation dynamics. Overall, the needed improvements lie within our core competencies and we are confident in our ability to achieve this higher profit margin over time.

We have a track record of successfully integrating acquisitions. In December 2002, we purchased The American Baby Group. It is now one of our most profitable assets.

Slide 9

ReadyMade

MAGAZINES
PRODUCTS
BOOKS
ONLINE
EVENTS
VIDEO
SPECIAL ISSUES
CONTENT SYNDICATION
INTEGRATED MARKETING
80 SMALL SPACE SOLUTIONS
HOW TO MAKE {ALMOST} EVERYTHING
A Do-It-Yourself Primer
NEW!
DIY TALK
TRICK OUT YOUR YARIS!
MAKE 23 AMAZING GIFTS

Meredith CORPORATION

We completed our latest acquisition in October with the purchase of ReadyMade. A multimedia brand targeting adults in their 20s and 30s, this addition strengthens our reach to this growing demographic, which holds great appeal for advertisers. In addition to the magazine, ReadyMade's brand extensions include a popular web site, video, and products for sale to the consumer.

We will use our expertise in sales, circulation, production, and financial management to grow the ReadyMade brand. We plan to double the magazine's rate base to 200,000 in early calendar 2007. We are actively marketing ReadyMade as part of our group sales initiatives, and are very encouraged with advertiser response.

The ReadyMade acquisition demonstrates our commitment to remain relevant in a changing marketplace while expanding our tremendous consumer reach.

Slide 10

Leading Hispanic Publisher

Meredith Reaches 1 in Every 3 U.S. Adult Hispanic Women

SER Padres
GRATIS
Padres y compadres
Para que participen más en la vida académica
SU BEBÉ Y LA COMIDA
Flores en su piel
¡Hora de ir a la escuela!
TENGALOS LISTOS A TIEMPO

HEALTHY
kids
en español
Viaje familiar de fantasía
espera
9 Meses
TODO LO QUE DEBES SABER SOBRE EL PARTO
tu cuerpo
¡BIENVENIDO BEBÉ!
SÉ UNA MAMÁ PREPARADA
12
meses
Mes a mes...
¡Buenas noches bebito!
6 TRUCOS
baby

SIEMPRE
mujer
El ABC de la cirugía plástica
MODA PARA TRIUNFAR AL ESTILO DE
MARIA CELESTE

Meredith CORPORATION

Source: Simmons Fall 2005 NHCS Adult Full Year Unified Study, per issue net reach; 2004 Simmons Reader Studies for 12 Meses and Espera; Healthy Kids en Espanol and Siempre Mujer based prototypes and publisher's adjusted audience for Ser Padres;

Our growth strategy is not limited to acquisitions. As I mentioned, we launched Siempre Mujer, our Hispanic women's lifestyle magazine, just over a year ago. While it is still in the investment phase, it has performed very well. Advertising pages in the September 2006 issue were more than double the pages in the September 2005 inaugural issue.

Ser Padres is an established publication with a distribution of 500,000. Combined with American Baby's Spanish-language titles and Siempre Mujer we reach about 4 million adult Hispanic women - or more than one-third of the market - on an annual basis.

We believe the Hispanic market is a significant growth opportunity for Meredith as we look to the future.

Slide 11

More: Magazine of the Year

More
ANTIAGING BEAUTY: NECK CREAMS YOU CAN BELIEVE IN
CONFIDENT
GROWN-UP
SEXY
LOVE YOUR LIFE AFTER 40
SHARON STONE
Still fiery at 48: "I have no regrets."
Your Reinvention Road Map
Ready for a change? Read this first
From leggings to layers
RAMP UP YOUR STYLE
without looking like a teenager
How to Desire the Man You Love
Health Made Easy(ish)

More
BREAST CANCER: 20 PAGES OF NEWS, HELP AND HOPE
GORGEOUS AFTER 40
OUR AGE-DEFYING GUIDE TO
THE BEST MAKEUP
SEXIEST HAIR
SMARTEST SKIN CARE
Chic Flats
no more hell on heels
Fashion designer Betsey Johnson's wild and crazy MEXICAN RETREAT
Reinvention reality check
SIGOURNEY WEAVER
At 57, "I'm up for anything"

1

MORE

Parent: Meredith Corp.
VP-publisher:
Brenda Saget Darling
Editor in chief:
Peggy Northrop

Ad pages:	750.9	▲12.9%
Total circulation:	1,155,627	▲ 9.9%
Subscriptions:	1,006,027	▲ 8%
Single-copy sales:	149,600	▲ 25.1%

More
SPIRIT
CONFIDENCE
STYLE
CELEBRATE YOUR LIFE AFTER 40
Dress-up for Grown-ups
JULIA LOUIS-DREYFUS

AdvertisingAge.

2006 Magazine of the Year

Meredith CORPORATION

Another successful Meredith magazine launch is More, which targets upscale women over age 40. Meredith was the first media company to successfully serve this very attractive demographic. These women have more time to focus on their own self-development - and their own money to spend on it. Launched in 1998, More resonates with readers and advertisers alike. Advertising revenues were up nearly 15 percent for the first quarter of fiscal 2007, on top of more than 20 percent growth for all of fiscal 2006. We are very proud that it earned one of the industry's most sought-after and distinguished awards when Advertising Age named More its 2006 "Magazine of the Year."

Slide 12

Growing Online Presence

17 Publishing Web Sites

3.2
6.4
8.6
2002
2004
2006

Monthly Unique Visitors
(millions)

Better Homes and Gardens
bhg.com
Welcome, AMY!
dinnertime
We've got you covered.
More time.
Better meals.
Every week.
TRY A FREE MEAL PLAN
HUNTER DOUGLAS WINDOW FASHIONS
Parents.com
PREGNANCY
YOUR KIDS
YOUR LIFE
FUN TIMES!
COMMUNITY
PARENTS MAGAZINE
Tips for Parents
In honor of our 80th anniversary
we bring you the wisest of our wisdom
Take Our Poll
advice
editors' picks
community
runny nose?
dry eyes?
sneezing?
FOR GREAT TIPS & REMEDIES

Meredith CORPORATION

Our 17 Publishing web sites serve an average of nearly 9 million unique visitors and over 100 million page views on a monthly basis.

We are enhancing the Better Homes and Gardens online site, BHG.com, at the same time we are reinvigorating our flagship magazine. BHG.com already averages 5 million unique visitors per month. Our intent is to increase the number of unique visitors and page views by adding daily programming and personalization; creating a sense of community; leveraging interactive tools; and adding more video. The redesigned site will be launched in early calendar 2007.

We are also developing a destination portal under the brand parents.com to better serve the needs of women caring for their families. It will be the online home of Parents and Child magazines and include content from American Baby and Family Circle web sites. The portal will be launched mid-2007.

Slide 13

Online Subscription Generation

1.6
0.7
0.5
2002
2004
2006
Fiscal Year

SONY
Let's Get Organized!

Online Subscription Orders
(millions)

Meredith
CORPORATION

We also use the Internet for generating subscriptions to our magazines. This enhances circulation profitability as Internet subscriptions cost about 50 percent less than subscriptions generated from traditional direct mail.

We have been quite successful generating subscription orders online, tripling them over the last several years - from 500,000 in fiscal 2002 to 1.6 million in fiscal 2006.

Slide 14

Books

Better Homes and Gardens	Licensed Brands	Expert Advice	Popular Culture

LIMITED EDITION
new decorating book
Better Homes and Gardens

START-TO-FINISH
DECKS
ORTHO
SUPERMAN
HOME IMPROVEMENT 1-2-3
EXPERT ADVICE FROM THE HOME DEPOT

Sandra Lee
Semi-Homemade
slow cooker recipes
You & Your BABY
Pregnancy
Your ultimate week-by-week pregnancy guide
ENJOY FOODS WITH FLAVOR. LOSE WEIGHT FOR LIFE.
THE SONOMA DIET
DR. CONNIE GUTTERSEN R.D., PH.D.

BEFORE YOU LEAP
'MY MEN ARE MY HEROES'
INSPIRING PERSONAL STORIES
A HAND TO GUIDE ME
DENZEL
WASHINGTON
LEGENDS AND LEADERS CELEBRATE THE PEOPLE WHO SHAPED THEIR LIVES

Meredith
CORPORATION

Meredith's book business began during the Great Depression when we published the Better Homes and Gardens New Cook Book as a subscription premium. To date we have sold almost 40 million copies of the red plaid cookbook, making it the third-best selling non-fiction book of all time, behind the Bible and Webster's Dictionary.

We also publish books on gardening, decorating, and other topics of mainstream interest based on our own brands. We've also expanded by publishing books based on client brands, such as the home improvement titles for The Home Depot, gardening books for Ortho, and children's books for Marvel and D.C. Comics. Fifty percent of the revenue of our book business is generated by books we create using our own brands, and the remaining fifty percent comes from the brands we license.

We are winning new business based on popular culture. For example, our recent release of "A Hand To Guide Me" by Denzel Washington is currently number six on The New York Times Best Seller List.

Slide 15

Integrated Marketing

Custom Publications | **Direct Marketing** | **Web Design & Online Solutions**

yardsahead
a lawn you'll lov
currents
ONDIRECTV
The Closer
Jeep
fall in...
to adventure
rock on!
calming comfort

SMART DRIVER
PERFECT FOR ANY OCCASION
your very best baby resource
Growing

Small Wonders
Cool Tools
Buitoni
JOIN NOW OR SIGN IN
DINNER Party
PowerBar
Life's a Game, Play to Win.
New This Month on PowerBar.com

Meredith
CORPORATION

In addition to our expanding book business, we have a vibrant custom marketing business. We create relationship marketing programs for our clients that are designed to improve customer loyalty. Additionally, we produce direct mail pieces, and use our database management and marketing skills to our clients' advantage.

In keeping with our growth strategy, we recently acquired the online marketing company O'Grady Meyers. Based in L.A., it allows us to offer new and existing integrated marketing clients web design and online marketing services.

We are already seeing increased revenue as current Meredith Integrated Marketing clients are taking advantage of O'Grady Meyers' capabilities, and O'Grady Meyers' clients are tapping into Meredith Integrated Marketing's traditional services.

Slide 16

Publishing Growth Strategies

- Grow magazine businesses
  - Core properties
  - Acquired magazines
  - Younger women & Hispanic market
- Expand diversified publishing businesses
  - Books
  - Integrated marketing
  - Licensing
- Strengthen Internet capabilities
  - BHG.com
  - Parenthood portal
  - Online marketing initiatives

Meredith CORPORATION

Before I move to our Broadcasting Group, let me summarize the growth strategies for our Publishing Group:

We are growing our magazine business by enhancing the Better Homes and Gardens brand; exceeding our financial targets for the Gruner + Jahr acquisition; extending our Hispanic market leadership, and reaching out to serve younger women and the growing Hispanic market.

We are continuing to expand our diversified businesses, notably our book, integrated marketing, and brand licensing operations.

We are also strengthening our online capabilities by enhancing BHG.com, creating a parenthood portal, and extending our online custom marketing initiatives.

Now, let me turn to Broadcasting.

Slide 17

Broadcasting Footprint

Portland
Bend
Las Vegas
Phoenix
Kansas City
Flint-Saginaw
Nashville
Atlanta
Chattanooga
Hartford
Springfield
Greenville

Meredith CORPORATION

Our Broadcasting operation is also a growing footprint, which includes:

6 CBS affiliates, 4 FOX, 2 My Network TV, 1 NBC, and 1 CW affiliate. Nine of our stations are in the country's top 35 markets. In total, our group reaches nearly 10 percent of all U.S. households.

We have created a strong local news culture at our stations, which is driving ratings and audience share gains. We are also expanding our local market presence through the use of our digital spectrum. For example:

Our CBS affiliate in Saginaw began multi-casting MyNetwork TV on the digital tier and it is also being carried by local cable systems. We secured local rights to broadcast Detroit Pistons basketball games on this channel, and

We recently launched the Telemundo network on our digital tier at our NBC affiliate in Nashville to serve the region's growing Hispanic population.

Slide 18

Fast-Growing Markets

5.2%
3.9%
3.2%
2.6%
1.8%
1.7%
1.3%
1.1%
1.0%
U.S. Avg
Kansas City
Greenville
Portland
Nashville
MDP Average
Las Vegas
Phoenix
Atlanta
Household Growth

Meredith CORPORATION

Source: Nielsen August 2006 comparing the 2006/07 television season with 2005/06

According to Nielsen, our 7 largest markets, on average, grew 2.6 percent, more than double the country's average growth of 1 percent.

In particular, our largest market, Atlanta, grew over 5 percent and our second largest market, Phoenix, grew almost 4 percent. At this pace, Atlanta will pass Washington DC to become the 8th largest market next year. Phoenix is now the 13th largest market, up from 14 last year.

Additionally, Las Vegas jumped 5 places to number 43.

Slide 19

Improve Profitability

Revenue
$255
$289
$319
2002
2004
2006
$Millions

EBITDA Margin
22.9%
31.8%
35.3%
2002
2004
2006

Meredith CORPORATION

As we continue to grow Broadcasting revenues, we are focused on capturing the margin upside in this business.

As you can see, we have produced strong EBITDA margin improvement in recent years, growing from 23 percent in fiscal 2002 to 35 percent in fiscal 2006. The EBITDA margin improvement complements our growth in revenues from $255 million in fiscal 2002 to $319 million in fiscal 2006. We have been able to grow revenues and margin in non-political years, which we believe is a clear indicator of the successful execution of our growth strategies.

We will continue to march toward our 40 percent margin objective and expect to achieve that objective with the close of the next political cycle - with the expectation that we will sustain it and build upon it.

Slide 20

Strong Advertising Performance

Q1 Fiscal 2007:

- Total Broadcasting revenues up over 14%
- Political revenues were $8.6 million: 35% increase over fiscal 2005 Q1
- Local non-political revenues up 7%

CAMPAIGN 2006

Meredith CORPORATION

Our strong performance for Broadcasting continued in the first quarter of fiscal 2007:

Total Broadcasting revenues increased over 14 percent,

Net political revenues were $8.6 million - an increase of 35 percent over Q1 of fiscal 2005, and

Non-political revenues were up over 2 percent, with local non-political revenues up 7 percent.

This trend continued in our second fiscal quarter and we will report the highest political revenues in our history for this cycle.

Slide 21

News Expansion

Number of News Hours Per Week
150
230
300
1998
2002
2006

The expansion of local news, improved ratings, and monetization of those ratings are critical components of our success.

Local news represents 35 to 45 percent of a station's revenues.

As you can see, we have doubled the number of weekly news hours, from 150 to 300 hours over the last eight years. Expanding our news coverage is important because it lessens our dependence on syndicated programming and provides more control over our inventory.

Slide 22

Grow and Monetize Ratings

Three Largest Markets

Late News	RATING		SHARE		Market Rank
	Nov 2001	Nov 2006	Nov 2001	Nov 2006	
Atlanta-CBS	2.9	4.2	6	8	4th
Phoenix-CBS	3.7	7.8	7	13	2nd
Portland-FOX	5.0	7.9	9	15	1st

Meredith CORPORATION

Nielsen-Households

In addition to expanding our newscasts, we have done a great job increasing ratings at our stations. More importantly, we are effectively monetizing these gains as well.

As you can see, we have produced impressive gains. In particular, we have improved audience share significantly in our three largest markets - Atlanta, Phoenix and Portland.

To put this all in perspective, the gains in ratings and share in Phoenix of the last five years has netted us a 50 percent increase in advertising rates for our late newscast.

Slide 23

Enhance Web Presence

13 Broadcasting Web Sites

1.4
0.8
0.5
2002
2004
2006

Monthly Unique Visitors
(millions)

KCTV5 - Homepage - Microsoft Internet Explorer provided by Meredith Corporation
http://www.kctv.com/
LIVE. LATE-BREAKING. INVESTIGATIVE.
NOW YOU CAN WATCH KCTV5 NEWS AT 9PM ON THE WB KANSAS CITY!
Top Headlines
LIVE POWER DOPPLER
CURRENT CONDITIONS
7-DAY FORECAST
cbs46.com
Noon | 4:00 | 6:00 | 11:00
TOP STORIES
WEB LINKS

Meredith
CORPORATION

We are building a strong Internet presence in our Broadcasting Group - where we have 13 web sites.

We recently upgraded all of our TV stations' Internet capabilities to drive traffic and generate more revenues. Our efforts include:

Enhancing our technology platform and national sales capabilities, and

Investing in dedicated local editorial and sales professionals at each station.

Our overall objective is to become the local portal of choice in certain of our key markets and, at minimum, become one of the top destinations in all our markets.

Slide 24

Grow Non-Traditional Revenues

$5
$25
$46
2002
2004
2006
Fiscal Year

DECORATION
inspiration
FOX CAROLINA toGO .com
Local News, Weather, Sports, and Lottery Numbers On Your Cell Phone!
South Carolina Education Lottery

$ in millions, includes Cornerstone, market-specific programs, and Internet revenues and retransmission fees

Meredith CORPORATION

We have been very successful creating and growing non-traditional revenue sources in our Broadcasting Group. Our Cornerstone programs are unique and differentiate Meredith from other local television broadcasters. We leverage our publishing brands by packaging content from our magazines with print and on-air advertising from local advertisers.

We are beginning to see increasing revenues from retransmission fees. While most retransmission fees are from satellite providers, we are encouraged that some cable companies have started to pay these fees. We look forward to the phone companies coming into the market as well.

Combined revenues from the Cornerstones, additional market-specific promotions, Internet sales and retransmission fees grew from about $5 million in fiscal 2002 to more than $45 million in fiscal 2006.

Slide 25

Meredith Video Solutions

VIDEO CONTENT LIBRARY

Syndicated specials

More
marathon
COOK-OFF

Cable Programming

Better Homes and Gardens

Web site streaming video

Holiday
Videos

TV station web sites

FOX
CAROLINA
toGO
.com
LIVE. LATE-BREAKING. INVESTIGATIVE.

Cable VODs

comcast

Custom content

Albertsons

Price Chopper

Pathmark

News Vignettes

cbs46.com

KCTV 5 KANSAS CITY

Custom DVDs

Nestlé
Good Food, Good Life

THE HOME DEPOT

Meredith CORPORATION

Earlier this year, we formed Meredith Video Solutions. Our Video solutions business develops video content and secures outlets for its distribution across multiple platforms, including the Internet, as well as cable, satellite, network and syndicated television.

Currently, our video library includes content such as American Baby and Better Homes and Gardens branded video segments, custom DVDs and news vignettes. We currently have a video on demand relationship with Comcast, and are working on expanding its scope.

Just as we have done in Publishing with our digital asset management system, we are committed to taking advantage of our video creation capabilities and building a video content library over time.

Slide 26

Broadcasting Growth Strategies

- Achieve 40 percent EBITDA margin
  - Expand and improve news
  - Monetize ratings gains
  - Maximize local political revenues
- Grow non-traditional revenues
  - Cornerstone programs
  - Internet
  - Retransmission fees
- Develop Meredith Video Solutions
  - Video On-Demand expansion
  - Streaming video for web sites
  - Local and syndicated programming

Meredith CORPORATION

Let me summarize our Broadcasting growth strategies:

Our top objective is achieving a 40 percent EBITDA margin. We will do so by continuing to improve and expand our news, monetizing our ratings gains, and maximizing local political revenue opportunities,

We will continue our strong record of creating non-traditional revenues with our Cornerstones and market specific programs, online initiatives and growing retransmission fees.

And, we are investing in Meredith Video Solutions. There is a tremendous demand for quality video in the marketplace, and given our editorial expertise, broadcast capabilities, and brand reach - we are well-positioned to meet this demand.

Now, I will turn it over to Suku, who will highlight our commitment to delivering strong financial results. Suku.

Slide 27

Outstanding EPS Growth

20% CAGR
$1.59
$2.00
$2.50
$2.86
$3.28 E
2003
2004
2005
2006
2007E

E = First Call Consensus

[11/10/06]

Diluted EPS before special items and adjusted for SFAS 123(R)

Meredith CORPORATION

SUKU RADIA

Thanks Steve.

As Steve mentioned, our commitment to delivering outstanding financial results is demonstrated by our track record of consistently achieving industry-leading earnings per share growth.

We have produced excellent earnings growth in recent years, including a 14 percent increase in earnings per share in fiscal 2006.

Our estimated five-year compound annual growth rate for our earnings per share is 20 percent.

Slide 28

Strong Cash Flow

Fiscal 2002 through Fiscal 2006

Acquisitions	$520
Share repurchases	340
Dividends	115
Capital expenditures	130
Debt	(95)
TOTAL	$1,010

Meredith CORPORATION

$ In millions

We have a strong track record of generating cash. In fiscal 2006, we generated $161 million in free cash flow (defined as net income plus depreciation and amortization less capex). In a typical year, our free cash flow will be about 115 percent of net income.

This chart highlights how we have utilized our cash in the last five fiscal years.

We have completed approximately $520 million in acquisitions. We want to continue targeting accretive acquisitions like the American Baby or Gruner + Jahr deals every few years.

We have invested nearly $130 million in capital expenditures.

We have a consistent track record of returning capital to our shareholders through share repurchases and dividends. Let me provide more detail, starting with repurchases.

Slide 29

Capital Allocation: Share Repurchases

$344
$197
$99
$62
$30
2002
2003
2004
2005
2006
Fiscal Year

Millions, cumulative

We believe our shares represent a good value at the current multiples.

We increased our repurchase activity substantially in fiscal 2005 and 2006, and are currently on track to deliver another strong year of buying activity.

To-date in fiscal 2007, we have repurchased approximately 600,000 shares.

In August 2006, our Board authorized an additional 3 million shares for our ongoing repurchase activity, which was on top of a 2.5 million authorization in May 2006. In aggregate, there are approximately 4.1 million shares available under existing authorizations.

Slide 30

Capital Allocation: Dividends

$0.16
$0.18
$0.20
$0.22
$0.26
$0.28
$0.30
$0.32
$0.34
$0.36
$0.38
$0.48
$0.56
$0.64
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Calendar Year Dividends Per Share

Meredith CORPORATION

We have paid dividends for 59 consecutive years. As you can see from this graph, we have increased the dividend for 13 consecutive years, growing the dividend at an 11 percent compound annual growth rate over this time period.

In January 2006, we raised our quarterly dividend 14 percent - on top of a 17 percent increase in the prior fiscal year - and a 26 percent increase in the year before that.

We expect to sustain a dividend payout ratio ranging from 20 to 25 percent of net earnings.

Slide 31

Current Debt Structure

- $525 million total debt
- 5.25% cost of debt
- 1.6x debt to EBITDA
- 3.75x maximum debt to EBITDA

*As of Oct. 31, 2006

Meredith CORPORATION

Our current debt is $525 million and the average cost is 5.25 percent. Our debt to trailing 12 month EBITDA ratio is 1.6, which provides plenty of dry powder for acquisitions, given our debt covenants allow a maximum debt to EBITDA ratio of 3.75 : 1.

Even with healthy share repurchases and continued dividend payments, we have retired $40 million in debt so far in fiscal 2007.

Slide 32

Fiscal 2007 EPS Outlook

	Fiscal 2006	Fiscal 2007	
		Prior	Update
Second Quarter	$0.58	+20 to 25%	+25 to 30%
Full Year	$2.86	+12 to 15%	+12 to 15%

Meredith CORPORATION

Now let me update our earnings guidance:

Broadcast pacings, which are a snapshot in time and change frequently, are running up in the high-20s for the second quarter of fiscal 2007. The pacings, which reflect the strength of political advertising, are moderating as the quarter draws to a close.

Publishing advertising revenues are forecasted to be down in the low single digits for the quarter following the outstanding 16 percent increase achieved in the second quarter of fiscal 2006.

For the second quarter of fiscal 2007, we expect to grow earnings per share 25 to 30 percent from the $0.58 per share earned in the second quarter of fiscal 2006. The improved outlook for the second quarter is based on the strength of outstanding political revenues, as well as solid performance in local Broadcasting and Integrated Marketing.

Our outlook for the full year remains unchanged. We expect to grow earnings per share 12 to 15 percent in fiscal 2007, up from the $2.86 earned in fiscal 2006.

As Steve pointed out earlier, there are a number of factors that may affect our business and fiscal 2007 results - and you will find these detailed in our Safe Harbor reference.

We are going to release our second quarter fiscal 2007earnings on January 24. At that point, we will provide our outlook for the third quarter and the remainder of the fiscal 2007 year.

Now, I'll turn it back to Steve for concluding remarks.

Slide 33

Media Industry Advertising Spend

Media Category	2005	2008 E	2010 E
Newspaper	**27%**	**24%**	**23%**
Network broadcast	10%	10%	10%
Network cable	11%	12%	12%
Local TV	**14%**	**14%**	**13%**
Local cable	3%	3%	3%
Radio	11%	10%	11%
Magazine-consumer	**7%**	**7%**	**7%**
Internet*	**7%**	**10%**	**11%**
Magazine-trade	6%	6%	6%
Out-of-home	4%	4%	4%
Total	100%	100%	100%

Meredith CORPORATION

E—estimate; Source: PWC U.S. Advertising 2006 Global Entertainment Outlook
*Includes magazine and newspaper web site advertising

STEVE LACY:

Thanks Suku. Much has been speculated on recently - in media and analyst reports alike - about the future of the traditional advertising. It's certainly a question I get often from reporters and investors.

I think this slide helps put the matter in perspective. It depicts advertising spending by various categories in calendar 2005, and estimated spending in 2008 and 2010. As you can see, industry advertising spending in our two primary businesses - local TV and consumer magazines - is expected to remain relatively constant going forward as a percentage of the overall advertising marketplace. Internet spending, as a percentage of the pie, is expected to grow, and that's why we have made significant investments to expand our online businesses.

As you consider this, also keep in mind that we derive nearly half of our Publishing group revenue from non-advertising sources. In addition, our online business, albeit small at approximately two percent of our revenues, grew by over 50 percent last year - and we expect robust growth this year as evidenced during the first quarter of fiscal 2007.

It is very early for us to predict calendar 2007, and meaningful advertising visibility is a challenge. We have only closed one set of magazine issues for the first calendar quarter of 2007, and it's a bit premature to provide any meaningful view on what calendar 2007 looks like.

Over the recent past, booking has moved later and later in the cycle, and a volume of deals now come together well into the calendar year. There is a lot of decision-making yet to be finalized by advertisers regarding their schedules, including the size of their schedules and their choice of marketing partners.

We tend to be a company that does not hype future expectations. We are not trying to signal weakness, it is just very early in the process.

Slide 34

Consistent Growth Strategy

Broadening Media Footprint

↓ ↓

Driving Revenue Growth | **Capturing Margin Upside**

↓ ↓

Increasing Shareholder Returns

Meredith CORPORATION

I'll conclude by reviewing our strategy for consistent growth:

To broaden our media footprint,

We are expanding our strong connection with consumers by leveraging our content creation expertise and delivering our content across multiple media platforms.

And, we are reaching new audiences, especially the daughters of the baby boom women and the rapidly growing Hispanic market. Both of these markets hold significant potential and our home and family content is relevant,

We have a proven record of creating and growing new revenues sources. We will continue to grow our Internet, online custom marketing and video businesses on a disciplined pace,

We are working aggressively to capture the margin upside in the former Gruner + Jahr magazines and in Broadcasting. Both of these businesses generate revenues in excess of $300 million and have approximately 500 basis points of margin upside, and

We have a strong track record for successfully executing our strategies, which has resulted in outstanding earnings and cash flow growth. We are committed to continue delivering strong financial results and increasing shareholder returns over time.

Now, we would be happy to take questions.

Slide 35

Meredith CORPORATION

Delivering Content Across Multiple Media Platforms